UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

HIGHER ONE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street

New Haven, CT 06511

(Address of principal executive offices and zip code)

(203) 776-7776

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On August 6, 2015, Higher One Holdings, Inc. (“Higher One”) issued a press release announcing its financial results for the second quarter ended June 30, 2015.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01.  Regulation FD Disclosure

On August 6, 2015, at 8:30 am ET, Higher One will host a conference call to discuss second quarter results.  Interested parties, including analysts, investors and the media, may listen live via the internet by logging onto the Investor Relations section of Higher One's website at http://www.higherone.com.

As part of the conference call, Marc Sheinbaum, President and Chief Executive Officer, and Christopher Wolf, Executive Vice President and Chief Financial Officer, will present items not previously disclosed in reports filed by Higher One with the SEC.  A copy of the PowerPoint slides that will accompany Higher One's presentation is attached hereto as Exhibit 99.2.

The information in this Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

 Use of Non-GAAP Financial Measures

The press release, PowerPoint slides and presentation described above include certain metrics presented on a non-GAAP basis, including non-GAAP adjusted EBITDA, non-GAAP adjusted net income, and non-GAAP adjusted net income per share.  Higher One believes that these non-GAAP measures, which exclude amortization of intangibles, stock based compensation, certain one-time or non-cash impacts or other adjustments to Higher One's results, all net of taxes, provide useful information regarding normalized trends relating to the company's financial condition and results of operations.  Reconciliations of these non-GAAP measures to their closest comparable GAAP measures are included in the press release, PowerPoint slides and presentation.

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Management’s projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied.  Forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words intended to identify information that is not historical in nature.  Forward-looking statements contained herein include, among others, statements concerning management’s expectations about future events and Higher One’s operating plans and performance, bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties.  There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements.  These statements speak only as of the date they are made, and the company does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this Current Report on Form 8-K or to reflect the occurrence of any unanticipated events.  The forward-looking statements in this Current Report on Form 8-K do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. For further information regarding the risks associated with Higher One’s business, please refer to Higher One’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibits	Description

99.1	Press Release of Higher One Holdings, Inc., dated August 6, 2015

99.2	PowerPoint slides, Higher One Holdings, Inc. Q2 ‘15 Earnings Results, dated August 6, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2015

HIGHER ONE HOLDINGS, INC.

By:	/s/ Christopher Wolf

Christopher Wolf
Executive Vice President and Chief Financial Officer

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